SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2009

                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25509                   42-1485449
  -----------------            ----------------------       ---------------
(State or Other Jurisdiction)   (Commission File No.)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)


329 Pierce Street, Sioux City, Iowa                              51101
-----------------------------------                              -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.  Results of Operations and Financial Condition.
            ----------------------------------------------

Item 7.01.  Regulation FD Disclosure.
            -------------------------

     On August 11, 2009, First Federal Bankshares, Inc. (the "Company") issued a press release disclosing financial results at and for the fiscal year and quarter ended June 30, 2009 and 2008. The press release also provided an update of regulatory enforcement actions and addressed management's belief that the Company's independent registered public accounting firm may express substantial doubt about the Company's ability to continue as a going concern in the auditors' report contained within the Company's annual report on Form 10-K. The press release providing additional details of the foregoing is included as
Exhibit 99.1 to this report.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     On August 10, 2009, Levon L. Mathews submitted his resignation as President and Chief Executive Officer of the Company and Vantus Bank (the "Bank"), the bank subsidiary of the Company. Mr. Mathews' resignation is effective September 25, 2009 and he is expected to remain as President and Chief Executive Officer of the Company and the Bank through that date. The Board of Directors has initiated a search for a successor to Mr. Mathews and will consider internal as well as external candidates for the position.

     A press release providing additional details of the foregoing is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Not Applicable.

          (d) Exhibit.

               99.1 Press release dated August 11, 2009


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FIRST FEDERAL BANKSHARES, INC.



DATE: August 14, 2009                By:   /s/ Levon L. Mathews
                                           --------------------------
                                           Levon L. Mathews
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.         Description
         -----------         -----------
            99.1             Press Release of First Federal Bankshares, Inc.


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                                  EXHIBIT 99.1

                 PRESS RELEASE OF FIRST FEDERAL BANKSHARES, INC.